EXHIBIT 10Q

                               SECOND AMENDMENT TO
                              REVOLVING CREDIT AND
                               SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Second Amendment") executed and delivered as of July 3, 2005, by and between WACHOVIA BANK, National Association ("Bank"), and among AUTOINFO, INC., a Delaware corporation, SUNTECK TRANSPORT CO., INC., a Florida corporation and SUNTECK TRANSPORT & LOGISTICS, INC., a Florida corporation (collectively, the "Borrower").

                                    RECITALS:

      A. On May 23, 2003, Borrower and Bank, executed and delivered that certain Revolving Credit and Security Agreement (the "Credit Agreement") under the terms of which Bank provided a line of credit to Borrower in the amount of $1,500,000.

      B. On June 29, 2004, Borrower and Bank, executed and delivered that certain First Amendment to Revolving Credit and Security Agreement (the "First Amendment") which increased the Maximum Loan Amount to $2,500,000, extended the facility and amended certain other terms of the Credit Agreement.

      C. The parties desire to make certain changes to the terms of the Credit Agreement, as amended by the First Amendment, as described herein.

      NOW, THEREFORE, in consideration of the agreements set forth herein and other good and valuable consideration, the Bank and the Borrower hereby agree as follows:

1. Definitions. All capitalized terms used herein shall have the same meanings as used in the Credit Agreement, unless otherwise defined in this Second Amendment and the rules of construction set forth in the Credit Agreement shall apply to this Second Amendment. Any reference herein to the Credit Agreement shall mean the Credit Agreement as amended by the First Amendment and this Second Amendment.

2. Amendments.


      A. Borrowing Base Certificate. Section 5.6(a) of the Credit agreement is hereby amended and restated to read as follows:

            "(a) Periodic Borrowing Base Information. Within twenty (20) days of the end of each month (or more frequently if required by Bank), a completed Borrowing Base Certificate in such form as Bank shall require (a "Borrowing Base Certificate"). Each Borrowing Base Certificate shall be certified by the chief financial officer or president of Borrower to be accurate and complete and in compliance with the terms of the Loan Documents. Bank shall accept the following form of Borrowing Base Certificate until it notifies Borrower otherwise: (a) for months which do not end on a calendar quarter end, Borrower shall deliver to Bank a Borrowing Base

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                  Certificate  in the form of the attached  Exhibit  "A",  which includes an accounts receivable aging and inventory report and complete the Borrowing Base Certificate using the following
                  calculation:   total   accounts   receivable   less   accounts
                  receivable over 60 days from invoice date, multiplied by 75%, and (b) for months ending on calendar quarter ends, Borrower shall deliver to Bank a Borrowing Base Certificate in the form of the attached Exhibit "B", which includes (i) an accounts receivable report in a form approved by the Bank (an "Accounts Receivable Report") which shall include the amount and age of each Account, the name and mailing address of each Account Debtor, a detailing of all credits due such Account Debtor by Borrower stated in the number of days which have elapsed since the date each such credit was issued by Borrower, and such other information as Bank may require in order to verify the Eligible Accounts, all in reasonable detail and in form acceptable to Bank, (ii) a report reconciling (x) the Accounts of Borrower as set forth on the Accounts Receivable Report
                  attached  to  the  Borrowing  Base   Certificate  to  (y)  the
                  aggregate Accounts set forth in the financial statements delivered to Bank pursuant to Section 5.6(b) (which shall be based upon Borrower's general ledger)."

(B) Payables Report. Section 5.6(f) of the Credit Agreement is hereby amended and restated as follows:

      (a) Payables Report. Within fifteen (15) days of the end of each month (or more frequently if required by Bank), Borrower shall deliver to Bank an accounts payable report ("Payables Report") in a form acceptable to Bank. Bank shall accept the following form of Payables Report until it notifies Borrower otherwise: (a) for months which do not end on a calendar quarter end, an accounts payable aging report in a form acceptable to Bank, and (b) for months ending on calendar quarter ends, an accounts payable report containing the following information: (i) a schedule of all accounts payable of Borrower setting forth for each such account the number of days which have elapsed since the original date of invoice and containing the name and address of each vendor and such other detail requested by Bank, and (ii) a report reconciling (x) the accounts payable of Borrower as set forth on the report delivered in 5.6(f)(b)(i) above to (y) the aggregate accounts payable set forth in the financial statements delivered to Bank pursuant to Section 5.6(b) (which shall be based upon Borrower's general ledger);

(C) Eligible Accounts. Subsection (h) of the definition of Eligible Accounts in Exhibit 1 to the Credit Agreement is hereby amended and restated to read as follows:

      (i) :...(i) Accounts owed by the United States of America or other governmental or quasi-governmental unit, agency or subdivision unless Borrower shall have complied with all applicable federal and state assignment of claims laws, provided that Accounts of the Army Air Force Exchange Service (AAFES) shall be eligible ;..."

(D) Termination Date. The definition of Termination Date in Exhibit 1 to the Credit Agreement is hereby amended and restated to read as follows:

      "Termination  Date"  means June 30,  2006  (unless  extended in writing by
      Bank).

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3. Effectiveness. The effectiveness of this Second Amendment shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 3:

      a. Delivery of Documents. The Bank shall have received counterparts of the following documents executed by the Borrower and dated as of the date hereof:

            (i)   this Second Amendment;

            (ii) that certain Second Renewal Revolving Promissory Note dated of even date herewith; and

            (iii) such documents,  certificates,  affidavits and acknowledgments as may be reasonably required by the Bank to consummate the transaction contemplated by this Second Amendment.

      b.    Other  Conditions  Precedent.   Borrower  shall  pay  all  of  Banks
            reasonable attorneys fees and costs incurred in connection with the transaction contemplated by this Second Amendment.

4. No Event of Default/Representations and Warranties. The Borrower certifies to the Bank that Borrower has kept, observed, performed and fulfilled each and every covenant, provision and condition of the Credit Agreement and each other Loan Document to which Borrower is a party on its part to be performed and that no Event of Default has occurred with respect to Borrower under the Credit Agreement or any other Loan Document to which Borrower is a party. The Borrower further certifies to Bank that, both immediately before and after giving effect to this Second Amendment, the representations and warranties set forth in
Article 4 of the Credit Agreement with respect to the Borrower, are true and correct in all material respects on and as of the date of this Second Amendment.

5. Credit Agreement Confirmed. This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

6. Miscellaneous.

      a. Invalidity. In the event that any one or more of the provisions contained in this Second Amendment shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Second Amendment.

      b. Counterparts. This Second Amendment may be executed in several counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

      c. Reference. From and after the effective date hereof, all references to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by this Second Amendment.

      d. Governing Law. This Second Amendment shall be governed by and interpreted and enforced in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first above written.

                                    "BANK"

                                    WACHOVIA BANK, NATIONAL ASSOCIATION


                                    By: /s/ David C. Jackson
                                        --------------------
                                    Name:   David C. Jackson
                                    Title:   Vice President

                                    "BORROWER"

                                        AutoInfo, Inc.


                                        By: /s/ Harry M. Wachtel
                                            --------------------
                                        Name: Harry M. Wachtel
                                        Its: President


                                        Sunteck Transport Co., Inc.


                                        By: /s/ Harry M. Wachtel
                                            --------------------
                                        Name: Harry M. Wachtel
                                        Its: President


                                        Sunteck Transport & Logistics, Inc.


                                        By: /s/ Harry M. Wachtel
                                            --------------------
                                        Name: Harry M. Wachtel
                                        Its: President